                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       GRANITE CONSTRUCTION INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

LOGO

Urgent Memorandum

May 3, 2001

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
TO:                 Granite ESOP Participants
FROM:               Mike Futch, Corporate Counsel
                    Mike Lawson, Corporate Communications
SUBJECT:            Proxy Cards For Unallocated Shares

Due to an error in printing, the column headings titled "For", "Against", and "Abstain" have been left off the boxes on the right hand side of the yellow tabbed proxy card mailed to you recently for voting unallocated ESOP shares.

To remedy this error, we are sending you a new card to more accurately cast your ballot for items 2 and 3 on this card. Please recast your ballot on the enclosed red-tabbed card and remit in the envelope provided.

Thank you for your help.

PROXY

                        GRANITE CONSTRUCTION INCORPORATED

   UNALLOCATED SHARES VOTING DIRECTIVE CARD FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby directs BNY Western Trust Company as Trustee of the GRANITE CONSTRUCTION Employee Stock Ownership Plan to vote the undersigned participant's pro rata portion of the unallocated shares of stock of GRANITE CONSTRUCTION INCORPORATED beneficially held by the Plan at the Annual Meeting of Stockholders of GRANITE CONSTRUCTION INCORPORATED (the "Company") to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 21, 2001, at 10:30 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April 25, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in the Trustee's discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 2000 Annual Report.

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IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED UNALLOCATED SHARES
VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU FAIL TO RETURN YOUR VOTING DIRECTIVE CARD TO THE TRUSTEE BY MAY 17, 2001, YOU WILL BE DEEMED TO HAVE AUTHORIZED THE PLAN'S COMMITTEE TO DIRECT THE TRUSTEE HOW TO VOTE THESE SHARES. AS A PARTICIPANT IN THE GRANITE CONSTRUCTION EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN"), YOU ARE ENTITLED TO VOTE YOUR PRO RATA PORTION OF THE UNALLOCATED SHARES OF THE COMMON STOCK HELD IN THE PLAN. YOUR VOTING DIRECTION SUBMITTED TO THE BNY WESTERN TRUST COMPANY, TRUSTEE OF THE PLAN, WILL BE CONFIDENTIAL.
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                  (continued, and to be signed, on other side)

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                            - FOLD AND DETACH HERE -

  A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

                                                          Please mark
                                                         your votes as
                                                          indicated in  [X]
                                                          this example.


                                        FOR  all nominees     WITHHOLD AUTHORITY
                                          listed below           to vote for
1. ELECTION OF DIRECTORS                (except as marked       all nominees
   To elect Brian C. Kelly, Rebecca      to the contrary)       listed below
   A. McDonald and George B. Searle            [ ]                   [ ]
   as directors to hold office for a
   three-year term and until their
   respective successors are elected
   and have qualified.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)
   NOMINEES: BRIAN C. KELLY, REBECCA A. MCDONALD, GEORGE B. SEARLE


2. To amend the Certificate of Incorporation of the      FOR    AGAINST  ABSTAIN
   Company to eliminate Article Eighth, which imposes    [ ]      [ ]      [ ]
   stockholder super-majority voting requirements for mergers, substantial asset sales and similar transactions.

3. To ratify the appointment of PricewaterhouseCoopers   [ ]      [ ]      [ ]
   LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

4. With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

The shares represented hereby shall be voted as specified. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3.


            IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.



Signature(s)*_____________________________________ Dated:_________________, 2001
(Please sign your name exactly as it appears on the stock certificate representing your shares.)

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                            - FOLD AND DETACH HERE -